EXHIBIT 23
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statements on Form S-8 and S-3 (Nos. 33-60145, 33-61275, 33-61277 and 333-31280)
of our report dated February 29, 2004, relating to the financial statements incorporated by reference in this Annual Report on Form 10-K of BIW Limited for the year ended December 31, 2003.




/s/
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Dworken, Hillman, LaMorte & Sterczala, P.C.

March 24, 2004
Shelton, Connecticut